Summary Prospectus May 1, 2026
VY® Columbia Real Estate Portfolio (formerly, VY® CBRE Real Estate Portfolio)

Class/Ticker: ADV/ICRPX; I/IVRIX; S/IVRSX; S2/IVRTX
Before you invest, you may want to review the portfolio's Prospectus, which contains more information about the portfolio and its risks. For free paper or electronic copies of the Prospectus and other portfolio information (including the Statement of Additional Information and most recent financial report to shareholders), go to https://individuals.voya.com/literature; email a request to Voyaim_literature@voya.com; call 1-800-366-0066; or ask your salesperson, financial intermediary, or retirement plan administrator. The portfolio's Prospectus and Statement of Additional Information, each dated May 1, 2026, and the audited financial statements that are included in the portfolio’s shareholder report dated December 31, 2025 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.
Investment Objective
The Portfolio seeks total return including capital appreciation and current income.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or Qualified Plan or consult your plan administrator.
Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.75	0.75	0.75	0.75
Distribution and/or Shareholder Services (12b-1) Fees	%	0.60	None	0.25	0.40
Other Expenses	%	0.25	0.25	0.25	0.25
Total Annual Portfolio Operating Expenses	%	1.60	1.00	1.25	1.40
Waivers and Reimbursements [2]	%	(0.25)	(0.25)	(0.25)	(0.25)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.35	0.75	1.00	1.15
1
Expense information has been restated to reflect current contractual rates.
2
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 1.34%, 0.74%, 0.99%, and 1.14% for Class ADV, Class I, Class S, and Class S2 shares, respectively, through May 1, 2028 (the “Expense Limitation Agreement”). The limitation does not extend to interest, taxes, other investment-related costs, leverage expenses, extraordinary expenses such as litigation or other expenses not incurred in the ordinary course of business, and expenses of any counsel or other persons or services retained by the Trustees who are not “interested persons” as that term is defined by the Investment Company Act of 1940, as amended. Modification of the Expense Limitation Agreement requires written agreement signed by each of the parties and approval by the Portfolio’s Board of Trustees (the “Board”). The Expense Limitation Agreement shall terminate with respect to the Portfolio upon termination of the Portfolio’s advisory agreement with the Investment Adviser, or it may be terminated by Voya Investors Trust (the “Trust”), without payment of any penalty, upon written notice to the Investment Adviser at its principal place of business.
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first two years of the time periods indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 of 8

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$137	455	822	1,857
I	$77	267	502	1,178
S	$102	346	637	1,466
S2	$117	393	717	1,635
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 97% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments tied to companies that are principally engaged in the real estate industry (“Real Estate Companies”). For purposes of this 80% policy, a company is principally engaged in the real estate industry if at least 50% of its gross income or net profits are attributable to the ownership, construction, management, or sale of residential, commercial, or industrial real estate. For purposes of this 80% policy, Real Estate Companies may include, without limitation, real estate investment trusts (“REITs”), master limited partnerships, real estate owners, real estate managers, real estate brokers, real estate dealers, and companies with substantial real estate holdings.
The sub-adviser (the “Sub-Adviser”) may invest in companies of any market capitalization.
The Portfolio may also invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder (the “1940 Act”).
The Portfolio also invests in derivative instruments including, contracts for differences (“CFDs”), which are a type of swap arrangement, to obtain long and short exposures to Real Estate Companies. The Sub-Adviser uses CFDs to express its view of relative value between Real Estate Companies operating in the same part of the real estate market. Specifically, the Sub-Adviser uses CFDs to extend the Portfolio’s long position in holdings of which it has a favorable view and enters into short positions in Real Estate Companies of which it has a less favorable view. CFDs create leverage, which may exaggerate increases or decreases in the value of the Portfolio’s overall portfolio. Through investment in CFDs, the Portfolio generally expects exposures of approximately 30% (but normally not more than 35%) of the Portfolio’s net assets in short positions and approximately 130% (but normally not more than 135%) of the Portfolio’s net assets in long positions. The Sub-Adviser generally seeks to maintain CFD long and short exposures for the Portfolio that are approximately balanced. The Portfolio takes long and short positions in equity REITs, mortgage REITs and hybrid REITs.
The Sub-Adviser uses fundamental analysis to identify investment opportunities and risks, and in constructing the Portfolio’s portfolio, including the Portfolio’s long and short positions through CFDs.
The Portfolio is non-diversified, which means that it may invest a significant portion of its assets in a single issuer.
The Portfolio’s investment strategy may involve the frequent trading of portfolio securities. The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Changing Distribution Level: The Portfolio normally expects to receive income which may include interest, dividends and/or capital gains, depending upon its investments. The distribution amounts paid by the Portfolio will vary and generally depend on the amount of income the Portfolio earns (less expenses) on its portfolio holdings, and capital gains or losses it recognizes. A decline in the Portfolio’s income or net capital gains arising from its investments may reduce its distribution level.
Summary Prospectus
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VY® Columbia Real Estate Portfolio

Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Concentration: To the extent that the Portfolio “concentrates,” as that term is defined in the 1940 Act, its assets in securities of a particular industry or group of industries, the Portfolio may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry or group of industries, and if securities of such industry or group of industries fall out of favor, the Portfolio could underperform, or be more volatile than, a fund that is more broadly invested across industries.
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Real Estate Industry: Investments in companies involved in the real estate industry, including real estate investment trusts, may be subject to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war, or other acts that destroy real property. In addition, these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, zoning changes, overbuilding, overall declines in the economy, and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements. The prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt, and other debt instruments). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. As examples of the current risks faced by real estate-related assets: tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies, and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); property values have declined; inflation, upkeep costs, and other expenses have increased; and rents have declined for many properties.
Counterparty: The entity with which the Portfolio conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the Portfolio owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, the Portfolio may sustain losses and be less likely to achieve its investment objective. The Portfolio may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that the Portfolio enters into may involve counterparties in the financials sector and, as a result, events affecting the financials sector may cause the Portfolio’s NAV to fluctuate. These risks may be greater when engaging in over-the-counter transactions or when the Portfolio conducts business with a limited number of counterparties.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
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Contracts for Differences (“CFDs”): CFDs are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two or more individual securities, different groups or baskets of securities or other instruments where the parties agree to exchange the difference in the settlement price between the open and closing trades on a particular asset(s). CFDs enable investors to speculate on whether a market will go up or down, and profit from the price movement without owning the underlying asset(s). CFDs essentially allow investors to trade the direction of securities, including over the very short term. CFDs are subject to the risks described above under Derivatives Instruments.
Summary Prospectus
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VY® Columbia Real Estate Portfolio

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Swaps: In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Portfolio losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Portfolio. The Portfolio may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty. Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial position.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. In the case of inverse debt instruments, the interest rate paid by the debt instruments is a floating rate, which will generally decrease when the market rate of interest to which the inverse debt instruments are indexed increases and will increase when the market rate of interest to which the inverse debt instruments are indexed decreases. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Issuer Non-Diversification: A non-diversified investment company is subject to the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. In addition, this increases the risk that a change in the value of any one investment held by the portfolio could affect the overall value of the portfolio more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the portfolio’s value will likely be more volatile than the value of a more diversified fund.
Leverage: Certain transactions and investment strategies may give rise to leverage. Such transactions and investment strategies include, but are not limited to: borrowing, dollar rolls, reverse repurchase agreements, loans of portfolio securities, short sales, and the use of when-issued, delayed delivery or forward commitment transactions. The use of certain derivatives may also increase leveraging risk and, in some cases, adverse changes in the value or level of a derivative’s underlying asset, rate, or index may result in potentially unlimited losses. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile than if the Portfolio had not been leveraged. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet regulatory requirements resulting in increased volatility of returns. There can be no guarantee that a leveraging strategy will be successful.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
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Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories: large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-capitalization companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in large-capitalization companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with large-capitalization companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, trade disputes, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Military action by Russia in Ukraine, the prolonged conflict between Hamas and Israel, the Iranian conflict that commenced in February 2026, and political upheaval in Venezuela have resulted, and may continue to result, in sanctions, market disruptions, declines in regional and global stock markets, unusual volatility in global commodity markets, and disruptions to energy production or transportation, including through key shipping routes, any of which could adversely affect the value of the Portfolio's investments, including beyond the Portfolio's direct exposure to issuers in the affected regions. The escalation or expansion of hostilities including the involvement of additional nations, could introduce further uncertainty and volatility in global energy, commodity, and financial markets. The extent and duration of these conflicts, related sanctions, and resulting market disruptions are impossible to predict but could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers. Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence (“AI”), may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation of AI. As AI is used more widely, the profitability and growth of Portfolio holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI operates continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Master Limited Partnership: Master Limited Partnerships (“MLPs”) are limited partnerships in which ownership interests are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines. MLP may also invest in other types of investments, including credit-related investments. Investments held by MLPs may be illiquid. Certain MLP units may trade infrequently and in limited volume and may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Investments in MLPs may adversely affect the ability of the Portfolio to qualify for special tax treatment as a regulated investment company.
Summary Prospectus
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Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Portfolio Turnover: A high portfolio turnover rate may increase transaction costs, which may lower the Portfolio’s performance and may increase the likelihood of capital gains distributions.
Real Estate Companies and Real Estate Investment Trusts – VY Columbia Real Estate Portfolio: Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. REITs are affected by the management skill of the REIT’s sponsor. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non-U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. In a rising interest rate environment, the stock prices of real estate-related investments may decline and the borrowing costs of these companies may increase. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially and adversely affect its value. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended. Because the value of REITs and other real estate-related companies may fluctuate widely in response to changes in factors affecting the real estate markets, the value of an investment in the Portfolio may be more volatile than the value of an investment in a fund that is invested in a more diverse range of market sectors.
Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
Short Sales: Short sales involve selling a security the Portfolio does not own with the hope of purchasing the same security at a later date at a lower price. When the Portfolio sells a security short and the price of that security rises, the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow the security. Short sales create leverage which may exaggerate any increase or decrease in the Portfolio’s net asset value causing the Portfolio to be more volatile than a fund that does not engage in short sales.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index and additional indices with investment characteristics similar to those of the Portfolio for the same period. In 2024, the Investment Adviser changed the Portfolio’s primary benchmark from the MSCI U.S. REIT® Index to the Russell 3000® Index in accordance with changes to regulatory disclosure requirements. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period
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presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
The Portfolio’s performance prior to January 21, 2026 reflects returns achieved by a different sub-adviser and pursuant to a different principal investment strategies. If the Portfolio’s current sub-adviser and principal investment strategies had been in place for the prior periods, the performance information shown would have been different.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	4th Quarter 2023	18.12%
Worst quarter:	1st Quarter 2020	-27.01%
Average Annual Total Returns %
(for the periods ended December 31, 2025)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	-0.31	5.30	4.43	N/A	4/17/2006
Russell 3000® Index[1]	%	17.15	13.15	14.29	N/A
FTSE Nareit Equity REITs Index[2],[3]	%	2.88	6.63	5.70	N/A
MSCI U.S. REIT® Index[1],[3]	%	2.95	6.58	5.71	N/A
Class I	%	0.30	5.93	5.06	N/A	5/19/2003
Russell 3000® Index[1]	%	17.15	13.15	14.29	N/A
FTSE Nareit Equity REITs Index[2],[3]	%	2.88	6.63	5.70	N/A
MSCI U.S. REIT® Index[1],[3]	%	2.95	6.58	5.71	N/A
Class S	%	0.03	5.67	4.80	N/A	1/24/1989
Russell 3000® Index[1]	%	17.15	13.15	14.29	N/A
FTSE Nareit Equity REITs Index[2],[3]	%	2.88	6.63	5.70	N/A
MSCI U.S. REIT® Index[1],[3]	%	2.95	6.58	5.71	N/A
Class S2%		-0.10	5.51	4.64	N/A	9/9/2002
Russell 3000® Index[1]	%	17.15	13.15	14.29	N/A
FTSE Nareit Equity REITs Index[2],[3]	%	2.88	6.63	5.70	N/A
MSCI U.S. REIT® Index[1],[3]	%	2.95	6.58	5.71	N/A
1
The index returns do not reflect deductions for fees, expenses, or taxes.
2
The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
3
Effective January 21, 2026, the Investment Adviser changed the secondary benchmark from the MSCI U.S. REIT® Index to the FTSE Nareit Equity REITs Index because the FTSE Nareit Equity REITs Index is considered by the Sub-Adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.
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Portfolio Management

Investment Adviser
Voya Investments, LLC

Sub-Adviser
Columbia Management Investment Advisers, LLC

Portfolio Managers
Sander Bunck Portfolio Manager (since 1/2026)	Alban Lhonneur Portfolio Manager (since 1/2026)
Daniel Winterbottom, CFA Portfolio Manager (since 1/2026)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
Summary Prospectus
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VY® Columbia Real Estate Portfolio

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The VY® Columbia Real Estate Portfolio has been developed solely by the Investment Adviser and the Portfolio’s sub-adviser, Columbia Management Investment Advisers, LLC. The Portfolio is not in any way connected to or sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) or the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”) or Nareit. All rights in the FTSE Nareit Equity Index vest in FTSE and Nareit. “FTSE®” is a trade mark of the LSE Group and is used by FTSE International Limited (“FTSE”) under license. “NAREIT®” is a trade mark of the Nareit. The FTSE Nareit Equity Index is calculated by FTSE. Neither FTSE, nor the LSE Group, nor Nareit accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the FTSE Nareit Equity Index or (b) investment in or operation of the Portfolio. FTSE, the LSE Group, and Nareit make no claim, prediction, warranty or representation either as to the results to be obtained from the Portfolio or the suitability of the FTSE Nareit Equity Index for the purpose to which it is being put by the Investment Adviser and/or the Portfolio's sub-adviser.
FTSE Russell Index Data Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2026. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®”, “Russell®”, “FTSE Russell®”, and “Russell 3000®” are trade marks of the relevant LSE Group companies and are used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.
Certain information contained herein (the “Information”) is sourced from/copyright of MSCI Inc., MSCI ESG Research LLC, or their affiliates (“MSCI”), or information providers (together the “MSCI Parties”) and may have been used to calculate scores, signals, or other indicators. The Information is for internal use only and may not be reproduced or disseminated in whole or part without prior written permission. The Information may not be used for, nor does it constitute, an offer to buy or sell, or a promotion or recommendation of, any security, financial instrument or product, trading strategy, or index, nor should it be taken as an indication or guarantee of any future performance. Some funds may be based on or linked to MSCI indexes, and MSCI may be compensated based on the fund’s assets under management or other measures. MSCI has established an information barrier between index research and certain Information. None of the Information in and of itself can be used to determine which securities to buy or sell or when to buy or sell them. The Information is provided “as is” and the user assumes the entire risk of any use it may make or permit to be made of the Information. No MSCI Party warrants or guarantees the originality, accuracy and/or completeness of the Information and each expressly disclaims all express or implied warranties. No MSCI Party shall have any liability for any errors or omissions in connection with any Information herein, or any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Summary Prospectus
SPRO-05808600 (0526-050126)